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                                                                      Exhibit 23



CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference of our reports included in this Form 10-K, into the Control Devices, Inc. previously filed Registration Statements File No. 333-27475 and File
No. 333-31673.


                              ARTHUR ANDERSEN LLP

Stamford, Connecticut,
February 13, 1998